UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 23, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2009.

Investment Objectives and Policies

This Fund’s investment objective is to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US Dollar-denominated or non-US Dollar-denominated fixed-income securities. The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local-currency-denominated) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2009. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund (without sales charges) outperformed the benchmark for the six-month period ended April 30, 2009, posting strong absolute returns as extreme risk aversion unwound and markets stabilized following the worst financial crisis since the Great Depression. For the six-month period, the Fund’s emerging

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

market allocation was the primary positive driver of the Fund’s outperformance relative to the benchmark. The Fund’s emerging market corporate debt holdings, particularly bank and sovereign debt holdings in Russia, were strong positive contributors. Overall country selection was also positive. The Fund’s overweight allocation to high yield, which outperformed for the period, and underweight to local emerging market debt, which underperformed, also contributed positively. Detracting from the Fund’s performance for the six-month period were non-emerging market financial holdings (within the Fund’s investment-grade and high-yield corporate allocation) as well as exposure to commercial mortgage-backed securities (CMBS). Leverage within the Fund contributed positively to performance.

For the 12-month period ended April 30, 2009, all share classes of the Fund (without sales charges) underperformed the benchmark as contagion spread throughout the globe at the height of the fiscal crisis, resulting in market dislocations. Both the Fund and the benchmark posted negative absolute returns. The Fund’s overweight allocation to high yield, which underperformed the blended benchmark for the 12-month period, detracted from performance. Security selection within the Fund’s corporate holdings—particularly an overweight to financials and an underweight to non-cyclicals—also detracted. Within the Fund’s emerging market allocation, an overweight in Ecuador during the 12-month period detracted, as that country formally defaulted on two of its outstanding dollar-denominated securities. The Fund’s underweight position in local emerging market debt contributed positively, as emerging market currencies depreciated. Finally, the Fund’s leverage detracted from performance for the 12-month period.

Market Review and Investment Strategy

The extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in mid-September accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Economic data for virtually every country experienced a significant downturn. Investors flocked to the safety of governments and credit markets sold off violently. The yield on US Treasury bills even reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and the Morgan Stanley Capital International World Index (net) extended its decline for the full year 2008 to -40.71% in US dollars—the worst annual loss since the equity benchmark’s inception in 1970.

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic slowdown. Volatility remained high, although below the peaks of late 2008. In an effort to restart borrowing, central banks around the world aggressively slashed interest rates. Official rates in the US, Switzerland and Japan neared zero. Monetary authorities also unveiled an

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

array of unorthodox measures such as directly purchasing assets like mortgages and long-term Treasuries. Additionally, governments in both developed and developing countries have pledged a record dose of fiscal stimulus including a mix of tax cuts and infrastructure spending to help cushion the impact of the downturn.

US high-yield debt followed the equity markets lower during the height of the fiscal crisis and turned in its worst performance on record for calendar year 2008. For the period between September 2008 through November 2008 alone, high yield, as measured by the Barclays Capital US Corporate HY 2% Issuer Capped Index, sold off -29.33%. Beginning in December, however, the high-yield market staged a remarkable rebound as extreme market fears stemming from the financial crisis began to unwind. Some investors gained confidence that policymakers, after extraordinary steps by the US Federal government, would successfully reverse the most serious decline in economic activity since the Great Depression. High yield rallied 27.58% from December through the end of the reporting period, recouping much of the previous year’s losses. For the semi-annual period under review, the high-yield market rebounded to return 16.39%.

US-dollar-denominated emerging-market debt proved more resilient to the global contagion than other fixed- income sectors as the financial crisis did not emanate from the developing world. During the period, however, as the contagion spread globally, emerging-market indices still posted two of their worst monthly returns also at the height of the crisis prior to a swift recovery and stabilization. For the semi-annual period, US-dollar-denominated emerging-maket debt returned 20.31%, with the non-Latin American region, at 22.55%, outperforming Latin American countries, at 18.07%. Emerging-market debt in local currency underperformed within the index as most major emerging-market currencies depreciated against the dollar. Local emerging-market debt unhedged in US dollar terms returned 4.91% for the semi-annual reporting period.

The global economy and financial markets continue to face real challenges. The timing of recovery remains unclear and uncertainty still surrounds government actions and their impact on the economy. However, the Global Fixed Income Team and Global Credit Investment Team (the “Teams”) believe that powerful forces for recovery are gathering. Across the capital markets, strong recoveries typically follow very weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround (i.e. the April 2009 and, subsequently, the May 2009 strong rebound in equity and credit-sensitive markets).

While Fund performance tracked the indices lower as the credit crisis deepened, the Teams believe the Fund is well positioned as markets recover, as evidenced by the Fund’s very strong recent performance. Bond markets are recovering but opportunities still remain compelling. The Teams believe more than at any time in recent history, investors are likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and Eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. The Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio.

A Word About Risk

A substantial amount of the Fund’s assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Price fluctuation in the Fund’s portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., “junk bonds”), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein High Income Fund*
Class A	15.94%	-15.63%

Class B**	15.40%	-16.44%

Class C	15.35%	-16.40%

Advisor Class†	16.12%	-15.32%

Class R†	15.84%	-15.80%

Class K†	15.99%	-15.56%

Class I†	16.12%	-15.51%

Composite Benchmark: 33% JPM GBI – EM/33% JPM EMBI Global/33% Barclays Capital‡ US Corporate HY 2% Issuer Capped Index	14.08%	-9.67%

JPM EMBI Global	20.31%	-4.52%

JPM GBI – EM	4.91%	-12.87%

Barclays Capital‡ US Corporate HY 2% Issuer Capped Index	16.39%	-12.55%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for six- and 12-month periods ended April 30, 2009, by 0.05% and 0.05%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

‡ Formerly Lehman Brothers.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			13.06%
1 Year	-15.63%	-19.19%
5 Years	5.11%	4.20%
10 Years	11.20%	10.72%

Class B Shares			12.84%
1 Year	-16.44%	-18.72%
5 Years	4.27%	4.27%
10 Years(a)	10.64%	10.64%

Class C Shares			12.79%
1 Year	-16.40%	-17.16%
5 Years	4.30%	4.30%
10 Years	10.29%	10.29%

Advisor Class Shares‡			13.92%
1 Year	-15.32%	-15.32%
Since Inception†	-12.11%	-12.11%

Class R Shares‡			13.46%
1 Year	-15.80%	-15.80%
Since Inception†	-12.58%	-12.58%

Class K Shares‡			13.70%
1 Year	-15.56%	-15.56%
Since Inception†	-12.34%	-12.34%

Class I Shares‡			13.95%
1 Year	-15.51%	-15.51%
Since Inception†	-12.17%	-12.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.86%, 1.84%, 0.80%, 1.43%, 1.12% and 0.79% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-24.81%
5 Years	0.79%
10 Years	10.26%

Class B Shares
1 Year	-24.26%
5 Years	0.87%
10 Years(a)	10.19%

Class C Shares
1 Year	-22.80%
5 Years	0.91%
10 Years	9.85%

Advisor Class Shares‡
1 Year	-21.12%
Since Inception†	-19.94%

Class R Shares‡
1 Year	-21.66%
Since Inception†	-20.38%

Class K Shares‡
1 Year	-21.44%
Since Inception†	-20.16%

Class I Shares‡
1 Year	-21.16%
Since Inception†	-19.89%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2008		Ending Account Value April 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,159.43	$1,020.08	$5.09	$4.76
Class B	$1,000	$1,000	$1,154.03	$1,016.56	$8.87	$8.30
Class C	$1,000	$1,000	$1,153.48	$1,016.56	$8.86	$8.30
Advisor Class	$1,000	$1,000	$1,161.22	$1,021.57	$3.48	$3.26
Class R	$1,000	$1,000	$1,158.36	$1,019.04	$6.21	$5.81
Class K	$1,000	$1,000	$1,159.95	$1,020.33	$4.82	$4.51
Class I	$1,000	$1,000	$1,161.21	$1,021.57	$3.48	$3.26
*	Expenses are equal to the classes’ annualized expense ratios of 0.95%, 1.66%, 1.66%, 0.65%, 1.16%, 0.90% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $678.4

*	All data are as of April 30, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” securities type weightings represents 0.4% or less in the following security types: Governments – Sovereign Agencies, Local Governments – Regional Bonds, Warrants and Equities. “Other” country weightings represents 1.5% or less in the following countries: Australia, Belgium, Bermuda, Dominican Republic, Egypt, El Salvador, France, Gabon, Germany, Ghana, Hong Kong, Hungary, Iceland, India, Ireland, Italy, Jamaica, Japan, Luxembourg, Netherlands, Nigeria, Peru, Singapore, South Africa, Spain, Switzerland, Ukraine, United Kingdom and Uruguay.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 36.3%
Industrial – 29.8%
Basic – 3.5%
AK Steel Corp. 7.75%, 6/15/12	US$	1,050	$939,750
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		900	360,000
Arch Western Finance LLC 6.75%, 7/01/13		643	561,018
Cascades, Inc. 7.25%, 2/15/13		1,200	948,000
Domtar Corp. 5.375%, 12/01/13		500	387,500
Evraz Group SA 8.875%, 4/24/13(a)		843	575,347
Georgia Gulf Corp. 10.75%, 10/15/16*		1,500	135,000
Georgia-Pacific Corp. 7.00%, 1/15/15(a)		433	411,350
7.125%, 1/15/17(a)		517	488,565
8.875%, 5/15/31		300	256,500
Graphic Packaging International Corp. 9.50%, 8/15/13		1,200	1,083,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.734%, 11/15/14(b)		815	256,725
9.75%, 11/15/14		315	121,275
Huntsman International LLC 7.875%, 11/15/14		450	297,000
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		2,105	315,750
Jefferson Smurfit Corp. US 8.25%, 10/01/12(c)		1,100	231,000
MacDermid, Inc. 9.50%, 4/15/17(a)		715	353,925
Momentive Performance Materials, Inc. 10.125%, 12/01/14(d)		791	173,972
11.50%, 12/01/16		750	168,750
NewMarket Corp. 7.125%, 12/15/16		700	588,000
NewPage Corp. 10.00%, 5/01/12		920	432,400
Novelis, Inc. 7.25%, 2/15/15		795	413,400
Peabody Energy Corp. Series B 6.875%, 3/15/13		910	891,800

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quality Distribution LLC 9.00%, 11/15/10	US$	1,429	$528,730
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(c)		1,000	215,000
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,570	1,185,350
9.75%, 7/29/13(a)		4,528	3,384,680
Teck Cominco Ltd. 6.125%, 10/01/35		5,000	3,078,870
United States Steel Corp. 6.65%, 6/01/37		3,300	2,080,264
Vedanta Resources PLC 8.75%, 1/15/14(a)		3,549	2,963,415
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		700	164,500

			23,990,836

Capital Goods – 2.5%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,313	315,120
AMH Holdings, Inc. 11.25%, 3/01/14(e)		1,526	549,360
Berry Plastics Holding Corp. 8.875%, 9/15/14		877	631,440
10.25%, 3/01/16		672	383,040
Bombardier, Inc. 6.30%, 5/01/14(a)		915	768,600
8.00%, 11/15/14(a)		1,060	927,500
Case Corp. 7.25%, 1/15/16		997	849,942
Case New Holland, Inc. 7.125%, 3/01/14		1,324	1,158,500
Crown Americas 7.625%, 11/15/13		1,042	1,052,420
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	750	436,623
Hanson Australia Funding Ltd. 5.25%, 3/15/13	US$	856	500,760
Hanson Ltd. 6.125%, 8/15/16		214	111,280
L-3 Communications Corp. 5.875%, 1/15/15		800	732,000
Masco Corp. 6.125%, 10/03/16		2,315	1,619,257
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		830	807,175
Owens Corning, Inc. 6.50%, 12/01/16		355	275,789
7.00%, 12/01/36		4,450	2,739,594

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Plastipak Holdings, Inc. 8.50%, 12/15/15(a)	US$	1,300	$929,500
Sequa Corp. 11.75%, 12/01/15(a)		545	201,650
Terex Corp. 8.00%, 11/15/17		1,046	857,720
United Rentals North America, Inc. 6.50%, 2/15/12		500	447,500
7.75%, 11/15/13		1,500	967,500

			17,262,270

Communications - Media – 2.9%
Allbritton Communications Co. 7.75%, 12/15/12		1,230	559,650
American Media Operations, Inc. 14.00%, 11/01/13(a)(d)		547	257,081
Cablevision Systems Corp. Series B 8.00%, 4/15/12		1,000	995,000
CCH I LLC 11.00%, 10/01/15(c)		570	44,175
11.75%, 5/15/14(e)*		4,338	43,380
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,205	186,775
5.75%, 1/15/13		3,288	526,080
CSC Holdings, Inc. 6.75%, 4/15/12		1,482	1,448,655
7.875%, 2/15/18		212	205,640
Dex Media West LLC Series B 8.50%, 8/15/10		326	218,420
Dex Media, Inc. 9.00%, 11/15/13(f)*		1,250	150,000
DirecTV Holdings LLC 6.375%, 6/15/15		3,900	3,734,250
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		950	888,250
Intelsat Bermuda Ltd. 11.25%, 6/15/16		1,972	2,016,370
Lamar Media Corp. 6.625%, 8/15/15		1,291	1,013,435
Liberty Media Corp. 5.70%, 5/15/13		1,145	961,811
LIN Television Corp. 6.50%, 5/15/13		1,100	638,000
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(e)		700	385,000

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16	US$	1,802	$1,504,670
Rainbow National Services LLC 8.75%, 9/01/12(a)		250	255,000
10.375%, 9/01/14(a)		1,158	1,204,320
The Reader’s Digest Association, Inc. 9.00%, 2/15/17		750	15,000
RH Donnelley Corp. Series A-2 6.875%, 1/15/13		1,420	81,650
Series A-3 8.875%, 1/15/16		1,000	60,000
Series A-4 8.875%, 10/15/17(c)		1,210	75,625
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,249	749,400
Thomson 5.75%, 9/25/15(g)	EUR	925	85,671
Univision Communications, Inc. 7.85%, 7/15/11	US$	531	431,437
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)		1,283	256,600
WMG Holdings Corp. 9.50%, 12/15/14(e)		2,168	997,280

			19,988,625

Communications - Telecommunications – 3.0%
Centennial Communications Corp. 10.00%, 1/01/13		855	906,300
Cincinnati Bell, Inc. 8.375%, 1/15/14		1,450	1,431,875
Cricket Communications, Inc. 9.375%, 11/01/14		1,357	1,343,430
Digicel Ltd. 9.25%, 9/01/12(a)		1,741	1,636,540
Fairpoint Communications, Inc. 13.125%, 4/01/18		1,005	275,119
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,160,900
Inmarsat Finance PLC 10.375%, 11/15/12(f)		1,165	1,194,125
Level 3 Financing, Inc. 8.75%, 2/15/17		1,500	1,065,000
9.25%, 11/01/14		628	503,185
MetroPCS Wireless, Inc. 9.25%, 11/01/14		905	906,131
Mobile Satellite Ventures LP 14.00%, 4/01/13(a)(e)		1,000	375,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Capital Funding, Inc. 7.25%, 2/15/11	US$	1,542	$1,507,305
Sprint Capital Corp. 6.875%, 11/15/28		3,000	2,025,000
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(d)		1,161	383,179
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		1,196	1,198,990
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)		2,545	2,055,088
Windstream Corp. 8.125%, 8/01/13		1,827	1,817,865
8.625%, 8/01/16		294	292,530

			20,077,562

Consumer Cyclical - Automotive – 0.7%
Affinia Group, Inc. 9.00%, 11/30/14		850	550,375
Cooper-Standard Automotive , Inc. 7.00%, 12/15/12		845	118,300
Ford Motor Credit Co. 3.889%, 1/13/12(b)		640	457,600
7.00%, 10/01/13		974	725,840
8.00%, 12/15/16		1,400	1,067,957
General Motors Corp. 8.25%, 7/15/23		1,993	179,370
8.375%, 7/15/33		1,503	127,755
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11		175	167,125
9.00%, 7/01/15		502	456,820
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		986	192,270
Lear Corp. Series B 5.75%, 8/01/14		1,354	264,030
8.50%, 12/01/13		221	32,045
8.75%, 12/01/16		1,098	170,190
Tenneco, Inc. 8.625%, 11/15/14		500	150,000
Visteon Corp. 7.00%, 3/10/14		1,738	86,900

			4,746,577

Consumer Cyclical - Entertainment –0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16		910	891,800

Consumer Cyclical - Other – 3.4%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	335,000

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 7.75%, 12/15/12	US$	1,200	$1,164,000
Broder Brothers Co. Series B 11.25%, 10/15/10(c)		599	122,795
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		500	212,500
DR Horton, Inc. 6.00%, 4/15/11		1,756	1,694,540
Gaylord Entertainment Co. 8.00%, 11/15/13		1,000	715,000
Greektown Holdings LLC 10.75%, 12/01/13(a)(c)		1,159	69,540
Harrah’s Operating Co., Inc. 5.375%, 12/15/13		5,000	1,350,000
5.625%, 6/01/15		1,935	541,800
5.75%, 10/01/17		108	27,810
6.50%, 6/01/16		1,177	294,250
Host Hotels & Resorts LP 6.875%, 11/01/14		481	440,115
Series Q 6.75%, 6/01/16		1,558	1,359,355
KB Home 5.875%, 1/15/15		295	249,275
Levi Strauss & Co. 8.875%, 4/01/16		1,200	1,062,000
M/I Homes, Inc. 6.875%, 4/01/12		1,500	1,020,000
Meritage Homes Corp. 6.25%, 3/15/15		750	547,500
MGM Mirage 7.625%, 1/15/17		315	180,338
8.375%, 2/01/11		1,241	508,810
Mohegan Tribal Gaming Auth 7.125%, 8/15/14		1,769	1,079,090
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		1,250	1,037,500
Quiksilver, Inc. 6.875%, 4/15/15		1,150	586,500
Six Flags Operations, Inc. 9.625%, 6/01/14		918	133,110
12.25%, 7/15/16(a)		879	615,300
Standard Pacific Corp. 6.50%, 8/15/10		750	675,000
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	1,653,437
7.875%, 5/01/12		2,500	2,325,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(c)	US$	1,755	$70,200
6.875%, 3/01/16(c)		1,500	48,750
Tropicana Entertainment LLC 9.625%, 12/15/14(c)		750	975
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10-9/15/14(a)		1,254	976,360
Universal City Development Partners 11.75%, 4/01/10		480	454,800
WCI Communities, Inc. 6.625%, 3/15/15 (c)		750	15,000
William Lyon Homes, Inc. 10.75%, 4/01/13		1,890	368,550
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		1,319	1,114,555

			23,048,755

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15		1,250	668,750

Consumer Cyclical - Retailers – 3.0%
Asbury Automotive Group, Inc. 8.00%, 3/15/14		830	498,000
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14		1,600	500,000
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		896	624,960
Couche-Tard US/Finance 7.50%, 12/15/13		1,242	1,229,580
Dollar General Corp. 10.625%, 7/15/15		910	946,400
Duane Reade, Inc. 9.75%, 8/01/11		780	530,400
GSC Holdings Corp. 8.00%, 10/01/12		2,784	2,825,760
Hines Nurseries, Inc. 10.25%, 10/01/11(c)(h)		1,000	135,000
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	3,003,607
Limited Brands, Inc. 5.25%, 11/01/14		3,194	2,582,681
6.90%, 7/15/17		3,710	3,081,574
Macys Retail Holdings, Inc. 6.625%, 4/01/11		1,500	1,430,141
Michaels Stores, Inc. 10.00%, 11/01/14		1,000	605,000
11.375%, 11/01/16		500	247,500

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman-Marcus Group, Inc. 9.00%, 10/15/15(d)	US$	717	$394,384
10.375%, 10/15/15		500	275,000
Rite Aid Corp. 6.875%, 8/15/13		470	225,600
Sally Holdings LLC 9.25%, 11/15/14		700	700,000
Toys R US, Inc. 7.375%, 10/15/18		1,200	624,000

			20,459,587

Consumer Non-Cyclical – 4.7%
ACCO Brands Corp. 7.625%, 8/15/15		1,820	637,000
Aramark Corp. 8.50%, 2/01/15		1,592	1,520,360
Bausch & Lomb, Inc. 9.875%, 11/01/15		1,275	1,157,063
Biomet, Inc. 11.625%, 10/15/17		1,400	1,358,000
Boston Scientific Corp. 6.00%, 6/15/11		3,000	2,985,000
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15		645	219,300
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(a)		2,983	2,565,380
Community Health Systems, Inc. 8.875%, 7/15/15		1,500	1,492,500
DaVita, Inc. 7.25%, 3/15/15		815	796,662
Dean Foods Co. 7.00%, 6/01/16		1,000	975,000
Del Monte Corp. 6.75%, 2/15/15		750	720,000
Elan Finance PLC/CRP 7.75%, 11/15/11		1,058	941,620
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		413	423,325
HCA, Inc. 6.375%, 1/15/15		1,267	1,000,930
6.50%, 2/15/16		782	602,140
6.75%, 7/15/13		816	701,760
9.625%, 11/15/16(d)		1,007	933,992
Healthsouth Corp. 10.75%, 6/15/16		1,400	1,428,000
IASIS Healthcare Corp. 8.75%, 6/15/14		1,341	1,317,532
Invacare Corp. 9.75%, 2/15/15		750	755,625

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merisant Co. 9.50%, 7/15/13(c)	US$	1,000	$40,000
Multiplan, Inc. 10.375%, 4/15/16(a)		500	440,000
New Albertsons, Inc. 7.45%, 8/01/29		1,989	1,670,760
Pinnacle Foods Finance LLC 10.625%, 4/01/17		1,000	750,000
Select Medical Corp. 7.625%, 2/01/15		1,283	975,080
Simmons Co. Zero Coupon, 12/15/14(e)		800	8,000
Stater Brothers Holdings 8.125%, 6/15/12		1,331	1,314,363
Sun Healthcare Group, Inc. 9.125%, 4/15/15		700	680,750
Universal Hospital Services, Inc. 5.943%, 6/01/15(b)		500	383,750
Vanguard Health Holding Co. 11.25%, 10/01/15(e)		1,350	1,201,500
Viant Holdings, Inc. 10.125%, 7/15/17(a)		579	358,980
Visant Corp. 7.625%, 10/01/12		968	938,960
Visant Holding Corp. 8.75%, 12/01/13		750	690,000

			31,983,332

Electric – 0.1%
The AES Corp. 8.00%, 10/15/17		360	329,400

Energy – 1.7%
Chaparral Energy, Inc. 8.875%, 2/01/17		1,000	405,000
Chesapeake Energy Corp. 6.50%, 8/15/17		575	493,062
6.625%, 1/15/16		500	445,000
7.50%, 9/15/13		404	383,800
CIE Generale De Geophysique 7.50%, 5/15/15		374	314,160
7.75%, 5/15/17		69	55,200
Complete Production Services, Inc. 8.00%, 12/15/16		1,000	740,000
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		530	263,675
Forest Oil Corp. 7.25%, 6/15/19		540	449,550
Series 144@ 7.25%, 6/15/19(a)		500	416,250

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)	US$	500	$355,000
Hilcorp Energy/Finance 7.75%, 11/01/15(a)		1,076	876,940
Key Energy Services, Inc. 8.375%, 12/01/14		750	615,000
Newfield Exploration Co. 6.625%, 9/01/14		475	437,000
OPTI Canada, Inc. 8.25%, 12/15/14		800	440,000
PetroHawk Energy Corp. 9.125%, 7/15/13		944	925,120
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	414,424
Plains Exploration & Production Co. 7.75%, 6/15/15		1,000	915,000
Range Resources Corp. 7.50%, 5/15/16		500	487,500
Tesoro Corp. 6.25%, 11/01/12		2,070	1,883,700
6.50%, 6/01/17		409	332,313

			11,647,694

Other Industrial – 0.8%
Education Management LLC 10.25%, 6/01/16		950	912,000
Neenah Foundary Co. 9.50%, 1/01/17		1,150	304,750
Noble Group Ltd. 8.50%, 5/30/13(a)		1,103	943,065
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,442	1,178,835
11.75%, 8/01/16		324	194,400
Sensus Metering Systems, Inc. 8.625%, 12/15/13		1,121	952,850
Trimas Corp. 9.875%, 6/15/12		1,650	965,250

			5,451,150

Services – 0.8%
Expedia, Inc. 8.50%, 7/01/16(a)		1,250	1,156,250
Lottomatica SpA 8.25%, 3/31/66(a)(g)	EUR	675	634,096
Realogy Corp. 10.50%, 4/15/14	US$	1,232	406,560
12.375%, 4/15/15		500	120,000
Service Corp. International 6.75%, 4/01/16		1,200	1,080,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ticketmaster Entertainment, Inc. 10.75%, 7/28/16(a)	US$	670	$457,275
Travelport LLC 9.875%, 9/01/14		1,200	588,000
West Corp. 9.50%, 10/15/14		461	399,918
11.00%, 10/15/16		900	749,250

			5,591,349

Technology – 1.8%
Amkor Technology, Inc. 9.25%, 6/01/16		1,910	1,661,700
Avago Technologies Finance 10.125%, 12/01/13		963	924,480
Ceridian Corp. 11.25%, 11/15/15		500	365,000
First Data Corp. 9.875%, 9/24/15		1,341	926,966
Flextronics International Ltd. 6.50%, 5/15/13		1,124	1,053,750
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,480	503,200
10.125%, 12/15/16		1,429	342,960
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,330,315
Lucent Technologies, Inc. 6.50%, 1/15/28		1,650	816,750
NXP BV/NXP Funding LLC 3.881%, 10/15/13(b)		620	176,700
9.50%, 10/15/15		715	121,550
Sanmina Corp. 8.125%, 3/01/16		1,450	732,250
Seagate Technology HDD Holding 6.375%, 10/01/11		963	881,145
Sensata Technologies BV 8.00%, 5/01/14		700	264,250
Serena Software, Inc. 10.375%, 3/15/16		419	252,448
Sungard Data Systems, Inc. 9.125%, 8/15/13		853	814,615
10.25%, 8/15/15		200	174,000
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		805	410,550
Unisys Corp. 8.00%, 10/15/12		1,100	528,000

			12,280,629

Transportation - Airlines – 0.2%
AMR Corp. 9.00%, 8/01/12		849	505,155

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Continental Airlines, Inc. 8.75%, 12/01/11	US$	703	$428,830
Series RJO3 7.875%, 7/02/18		196	107,887

			1,041,872

Transportation - Railroads – 0.2%
Trinity Industries, Inc. 6.50%, 3/15/14		1,226	1,002,255

Transportation - Services – 0.3%
Avis Budget Car Rental 7.75%, 5/15/16		1,838	533,020
Hertz Corp. 8.875%, 1/01/14		1,447	1,121,425
US Shipping Partners LP Shipping Finance Corp. 13.00%, 8/15/14(c)(i)		700	35,000

			1,689,445

			202,151,888

Utility – 3.7%
Electric – 3.0%
The AES Corp. 7.75%, 3/01/14		2,196	2,064,240
Dynegy Holdings, Inc. 8.375%, 5/01/16		3,141	2,512,800
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		1,129	959,650
Edison Mission Energy 7.00%, 5/15/17		3,648	2,754,240
7.50%, 6/15/13		1,062	902,700
7.75%, 6/15/16		447	354,247
Energy Future Holdings Corp. 10.875%, 11/01/17		490	334,425
Indiantown Cogeneration LP Series A-9 9.26%, 12/15/10		3,328	3,252,963
Mirant Americas Generation LLC 8.50%, 10/01/21		1,710	1,427,850
NRG Energy, Inc. 7.25%, 2/01/14		245	236,425
7.375%, 2/01/16-1/15/17		2,355	2,255,625
Reliant Energy, Inc. 7.625%, 6/15/14		1,041	939,502
7.875%, 6/15/17		1,293	1,154,003

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	US$	504	$286,020
TXU Corp. Series P 5.55%, 11/15/14		1,380	607,200
Series Q 6.50%, 11/15/24		1,007	308,277

			20,350,167

Natural Gas – 0.7%
El Paso Corp. Series GMTN 7.375%, 12/15/12		394	381,885
7.75%, 1/15/32		500	373,239
Enterprise Products Operating LLC 8.375%, 8/01/66(g)		1,230	848,700
Kinder Morgan Finance Co. 5.70%, 1/05/16		745	646,288
Regency Energy Partners 8.375%, 12/15/13		590	551,650
Source Gas LLC 5.90%, 4/01/17(a)		3,000	2,182,782

			4,984,544

			25,334,711

Financial Institutions – 2.8%
Banking – 0.7%
CenterCredit International 8.625%, 1/30/14(a)		1,134	549,990
Citigroup Capital XXI 8.30%, 12/21/57(g)		2,600	1,582,048
Dresdner Funding Trust I 8.151%, 6/30/31(a)		2,000	599,234
RS Finance (RSB) 7.50%, 10/07/10(a)		2,587	1,707,420

			4,438,692

Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13		375	165,937
Lehman Brothers Holdings, Inc. Series MTN 6.875%, 5/02/18(c)		1,600	238,000
Series MTNG 4.80%, 3/13/14(c)		1,800	256,500

			660,437

Finance – 1.1%
CIT Group Funding Co. of Canada 5.20%, 6/01/15		3,600	1,984,644

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. Series MTN 5.125%, 9/30/14	US$	4,200	$2,319,677
GMAC LLC 6.75%, 12/01/14(a)		590	436,600
6.875%, 9/15/11(a)		1,090	948,300
8.00%, 11/01/31(a)		404	282,800
Residential Capital LLC 9.625%, 5/15/15(a)		3,132	1,659,960

			7,631,981

Insurance – 0.9%
AFC Capital Trust I Series B 8.207%, 2/03/27		5,000	3,400,000
Crum & Forster Holdings Corp. 7.75%, 5/01/17		457	365,600
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17		1,000	880,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		3,104	1,272,640

			5,918,240

Other Finance – 0.0%
iPayment, Inc. 9.75%, 5/15/14		500	290,000

			18,939,350

Total Corporates - Non-Investment Grades (cost $355,067,519)			246,425,949

EMERGING MARKETS - SOVEREIGNS – 19.9%
Argentina – 1.5%
Argentina Bonos 7.00%, 10/03/15		32,131	8,604,021
8.28%, 12/31/33(j)		4,645	1,340,217

			9,944,238

Colombia – 1.3%
Colombia Government International Bond 7.375%, 3/18/19-9/18/37		8,980	9,022,413

Dominican Republic – 0.7%
Dominican Republic 8.625%, 4/20/27(a)		6,903	4,970,160

El Salvador – 0.9%
Republic of El Salvador 7.625%, 9/21/34(a)		872	758,640
7.65%, 6/15/35(a)		6,400	5,216,000

			5,974,640

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gabon – 0.4%
Gabonese Republic 8.20%, 12/12/17(a)	US$	3,649	$3,046,915

Ghana – 0.5%
Republic of Ghana 8.50%, 10/04/17(a)		4,638	3,432,120

Indonesia – 4.5%
Republic of Indonesia 6.625%, 2/17/37(a)		2,560	1,984,000
6.875%, 1/17/18(a)		6,272	5,707,520
7.50%, 1/15/16(a)		1,000	970,000
7.75%, 1/17/38(a)		2,447	2,177,830
8.50%, 10/12/35(a)		1,645	1,579,200
11.625%, 3/04/19(a)		13,370	16,244,550
12.90%, 6/17/22(a)		1,930	1,740,667

			30,403,767

Panama – 1.6%
Republic of Panama 6.70%, 1/26/36		1,317	1,270,905
8.875%, 9/30/27		2,709	3,101,805
9.375%, 4/01/29		5,435	6,399,713

			10,772,423

Philippines – 2.0%
Republic of Philippines 7.50%, 9/25/24		3,144	3,222,600
8.375%, 6/17/19		2,101	2,332,110
9.50%, 2/02/30		1,393	1,661,153
9.875%, 1/15/19		1,850	2,220,000
10.625%, 3/16/25		3,239	4,137,822

			13,573,685

Turkey – 2.6%
Republic of Turkey 6.875%, 3/17/36		7,016	6,033,760
7.00%, 6/05/20		3,400	3,230,000
7.375%, 2/05/25		8,149	7,843,413
9.50%, 1/15/14		641	719,522

			17,826,695

Ukraine – 0.5%
Government of Ukraine 6.385%, 6/26/12(a)		750	493,125
7.65%, 6/11/13(a)		3,956	2,591,180

			3,084,305

Uruguay – 0.7%
Republic of Uruguay 7.625%, 3/21/36		550	474,375

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.875%, 1/15/33(d)	US$	1,377	$1,212,138
9.25%, 5/17/17		2,814	3,046,155

			4,732,668

Venezuela – 2.7%
Republic of Venezuela 5.75%, 2/26/16(a)		5,477	3,121,890
6.00%, 12/09/20(a)		4,589	2,225,423
7.00%, 12/01/18-3/31/38(a)		5,813	3,094,272
7.65%, 4/21/25		6,508	3,439,478
9.00%, 5/07/23(a)		798	466,830
9.25%, 5/07/28(a)		6,673	3,853,658
9.375%, 1/13/34		3,019	1,811,400

			18,012,951

Total Emerging Markets – Sovereigns (cost $145,729,929)			134,796,980

CORPORATES - INVESTMENT GRADES – 13.9%
Industrial – 4.9%
Basic – 1.6%
ArcelorMittal 6.50%, 4/15/14		1,565	1,323,320
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,466	1,436,680
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		947	871,240
Rio Tinto Finance USA Ltd. 8.95%, 5/01/14		2,639	2,731,597
Union Carbide Corp. 7.75%, 10/01/96		2,500	1,285,135
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		741	741,000
Vale Overseas Ltd. 6.875%, 11/21/36		1,995	1,624,882
Weyerhaeuser Co. 7.375%, 3/15/32		1,408	1,070,926

			11,084,780

Capital Goods – 0.6%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16		362	354,760
7.375%, 4/15/14		1,090	1,090,000
Fisher Scientific International, Inc. 6.125%, 7/01/15		2,000	1,990,000
Lafarge SA 7.125%, 7/15/36		1,500	869,763

			4,304,523

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.8%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	US$	2,500	$2,905,250
News America, Inc. 6.40%, 12/15/35		1,000	742,685
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	1,837,618

			5,485,553

Communications - Telecommunications – 0.6%
Embarq Corp. 6.738%, 6/01/13		2,500	2,412,500
Qwest Corp. 7.625%, 6/15/15		1,590	1,506,525

			3,919,025

Consumer Cyclical - Other – 0.2%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,546,385

Consumer Non-Cyclical – 0.5%
Coventry Health Care, Inc. 5.875%, 1/15/12		664	578,304
5.95%, 3/15/17		1,415	905,822
Reynolds American, Inc. 7.625%, 6/01/16		1,376	1,210,016
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		422	379,800
Whirlpool Corp. 8.60%, 5/01/14		190	193,914

			3,267,856

Energy – 0.3%
TNK-BP Finance SA 7.50%, 7/18/16(a)		2,308	1,688,800

Technology – 0.3%
Motorola, Inc. 6.50%, 9/01/25		2,035	1,505,900
7.50%, 5/15/25		325	232,199

			1,738,099

			33,035,021

Financial Institutions – 4.5%
Banking – 2.1%
Countrywide Financial Corp. 6.25%, 5/15/16		505	375,722
JP Morgan Chase 7.00%, 6/28/17(a)	RUB	14,000	154,146

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mizuho Financial Group Cayman Ltd. 8.375%, 7/27/09	US$	5,100	$4,590,000
Morgan Stanley 10.09%, 5/03/17(a)	BRL	5,230	1,588,867
Morgan Stanley FRN 3.458%, 5/30/11(b)	NZD	3,900	1,913,156
Resona Preferred Global Securities 7.191%, 7/30/15(a)(g)	US$	5,000	2,750,000
VTB Capital SA 6.609%, 10/31/12(a)		2,055	1,787,850
6.875%, 5/29/18(a)		1,333	1,086,395

			14,246,136

Finance – 0.5%
ILFC E-Capital Trust II 6.25%, 12/21/65(a)(g)		1,500	225,000
SLM Corp. Series MTN 5.125%, 8/27/12		399	275,394
Series MTNA 4.50%, 7/26/10		399	348,056
5.00%, 10/01/13		4,100	2,665,767

			3,514,217

Insurance – 1.3%
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	1,890,234
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)(g)		5,000	2,333,825
WR Berkley Corp. 5.60%, 5/15/15		3,500	2,723,056
ZFS Finance USA Trust I 6.15%, 12/15/65(a)(g)		3,000	1,590,000

			8,537,115

Other Finance – 0.6%
Aiful Corp. 6.00%, 12/12/11(a)		551	165,300
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		911	683,025
ORIX Corp. 5.48%, 11/22/11		3,000	2,332,707
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	34,087	864,827

			4,045,859

			30,343,327

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 2.3%
Agencies - Not Government Guaranteed – 2.3%
Gaz Capital SA 6.212%, 11/22/16(a)	US$	7,124	$5,449,860
6.51%, 3/07/22(a)		9,473	6,536,370
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		869	690,855
7.70%, 8/07/13(a)		3,477	3,102,927
8.70%, 8/07/18(a)		319	277,530

			16,057,542

Utility – 2.2%
Electric – 1.0%
Aquila, Inc. 11.875%, 7/01/12		1,000	1,050,000
Dominion Resources, Inc. 7.50%, 6/30/66(g)		4,100	2,583,000
Teco Finance, Inc. 7.00%, 5/01/12		2,952	2,800,846

			6,433,846

Natural Gas – 1.2%
Energy Transfer Partners LP 5.95%, 2/01/15		1,500	1,413,279
Enterprise Products Operating LP Series B 6.65%, 10/15/34		1,500	1,225,909
Southern Union Co. 7.60%, 2/01/24		3,200	2,571,392
TransCanada Pipelines Ltd. 6.35%, 5/15/67(g)		2,500	1,600,000
Williams Co., Inc. 7.625%, 7/15/19		1,448	1,426,280
7.875%, 9/01/21		200	197,500

			8,434,360

			14,868,206

Total Corporates – Investment Grades (cost $124,194,369)			94,304,096

GOVERNMENTS - TREASURIES – 5.4%
Brazil – 3.0%
Republic of Brazil 10.25%, 1/10/28	BRL	7,158	2,913,216
12.50%, 1/05/16(j)		11,071	5,162,016
12.50%, 1/05/22		25,811	12,068,598

			20,143,830

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.8%
Republic of Colombia 12.00%, 10/22/15	COP	10,556,000	$5,612,024

Hungary – 1.0%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,660,780	6,241,362
Series 15/A 8.00%, 2/12/15		118,520	484,090

			6,725,452

Peru – 0.6%
Peru Bono Soberano 8.20%, 8/12/26	PEN	5,561	2,295,759
Series 7 8.60%, 8/12/17		5,058	2,102,015

			4,397,774

Total Governments – Treasuries (cost $39,442,374)			36,879,080

QUASI-SOVEREIGNS – 4.8%
Quasi-Sovereign Bonds – 4.8%
Indonesia – 0.0%
Majapahit Holding BV 7.875%, 6/29/37(a)	US$	200	133,000

Kazakhstan – 1.4%
Intergas Finance BV 6.375%, 5/14/17(a)		8,000	5,400,000
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		4,530	4,099,650

			9,499,650

Russia – 2.7%
GPB Eurobond Finance PLC for Gazprombank 7.25%, 2/22/10	RUB	50,800	1,457,627
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	US$	4,519	3,434,440
7.125%, 1/14/14(a)		4,785	4,067,250
7.75%, 5/29/18(a)		11,479	9,183,200

			18,142,517

Venezuela – 0.7%
Petroleos de Venezuela SA 5.25%, 4/12/17		10,017	4,542,710
5.375%, 4/12/27		340	129,540

			4,672,250

Total Quasi-Sovereigns (cost $35,307,207)			32,447,417

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 3.9%
Egypt – 0.2%
Arab Republic of Egypt 8.75%, 7/18/12(a)	EGP	6,760	$1,079,872

Colombia – 0.2%
Republic of Colombia 9.85%, 6/28/27	COP	2,330,000	1,141,981

Turkey – 3.5%
Turkey Government Bond 16.00%, 3/07/12	TRY	36,304	24,104,129

Total Emerging Markets – Treasuries (cost $25,692,373)			26,325,982

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.8%
Non-Agency Fixed Rate CMBS – 3.8%
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38	US$	5,686	4,283,052
Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	3,848,246
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	2,496,783
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43		670	337,246
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	2,001,924
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		7,600	3,645,001
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	5,543,536
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,300	3,479,881

Total Commercial Mortgage-Backed Securities (cost $36,909,174)			25,635,669

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 2.5%
Industrial – 1.9%
Communications - Telecommunications – 1.9%
Centaur Funding Corp. 9.08%(a)		20,280	$12,611,625

Financial Institutions – 0.6%
Banking – 0.6%
Capital One Capital II 7.50%		130,000	1,950,000
Preferred Blocker, Inc. 7.00%(a)		479	143,700
Royal Bank of Scotland Group PLC Series N 6.35%		100,000	780,000
Santander Finance Preferred SA Unipersonal 6.80%		67,000	988,250

			3,861,950

REITS – 0.0%
Sovereign REIT 12.00%(a)		501	295,590

			4,157,540

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored –0.0%
Federal Home Loan Mortgage Corp. Series Z(g) 8.375%		11,250	5,737
Federal National Mortgage Association 8.25%(g)		51,350	42,621

			48,358

Total Preferred Stocks (cost $30,381,332)			16,817,523

		Principal Amount (000)
BANK LOANS – 2.4%
Industrial – 2.0%
Basic – 0.0%
Hexion Specialty Chemicals, Inc. 3.50%, 5/05/13(b)	US$	367	178,849

Capital Goods – 0.2%
Graham Packaging Company, L.P. 2.69%-2.81, 10/07/11(b)		975	880,070
Graphic Packaging International, Inc. 3.21%-3.96%, 5/16/14(b)		732	670,874

			1,550,944

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.93%, 7/03/14(b)	US$	1,234	$904,151
Charter Communications Operating LLC 5.23%-6.25%, 3/05/14(b)		990	837,944
9.25%, 3/06/14(b)		1,238	1,164,030
CSC Holdings, Inc. (Cablevision) 2.20%, 3/29/13(b)		1,234	1,139,997
Idearc, Inc. (Verizon) 6.25%, 11/17/14(b)(c)		713	273,935
Univision Communications, Inc. 2.68%, 9/29/14(b)		625	378,300
Wide Open West Finance LLC 2.93%-3.00%, 6/30/14(b)		1,000	746,670

			5,445,027

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 3.46%-4.14%, 12/15/13(b)		234	147,557

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 3.44%-4.09%, 1/28/15(b)		737	524,805

Consumer Non-Cyclical – 0.4%
Aramark Corp. 2.34%, 1/26/14(b)		24	22,119
3.10%, 1/26/14(b)		383	348,166
Carestream Health, Inc. 2.43%, 4/30/13(b)		887	768,727
HCA, Inc. 3.47%, 11/18/13(b)		1,044	940,356
Wrigley Jr Company 6.50%, 9/30/14(b)		296	296,081

			2,375,449

Energy – 0.1%
Ashmore Energy International 3.44%, 3/30/12(b)		118	76,869
4.22%, 3/30/14(b)		834	541,798

			618,667

Services – 0.2%
Sabre, Inc. 2.74%-3.29%, 9/30/14(b)		500	275,895
West Corp. 7.25%, 10/24/13(b)		1,238	1,169,438

			1,445,333

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
First Data Corp. 3.18%-3.19%, 9/24/14(b)	US$	733	$534,130
Sungard Data Systems, Inc. 2.22%-2.99%, 2/28/14(b)		741	666,211

			1,200,341

			13,486,972

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 3.75%, 11/01/13(b)		479	414,572
5.75%, 5/01/14(b)		1,000	630,000
Texas Competitive Electric Holdings Company LLC 3.93%-3.97%, 10/10/14(b)		1,728	1,174,656

			2,219,228

Financial Institutions – 0.1%
Insurance – 0.1%
Asurion Corp. 3.47%-4.24%, 7/03/14(b)		1,000	872,500

Total Bank Loans (cost $19,118,208)			16,578,700

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Brazil – 1.0%
Republic of Brazil 7.125%, 1/20/37		2,588	2,678,580
8.25%, 1/20/34		3,722	4,233,775

			6,912,355

Iceland – 0.4%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	2,511,014

Peru – 0.5%
Republic of Peru 8.75%, 11/21/33	US$	2,738	3,299,290

Total Governments – Sovereign Bonds (cost $11,742,191)			12,722,659

EMERGING MARKETS - CORPORATE BONDS – 1.4%
Industrial – 0.8%
Basic – 0.2%
Evraz Group SA 8.25%, 11/10/15(a)		2,534	1,571,080

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Gallery Capital SA 10.125%, 5/15/13(a)	US$	960	$144,000

Communications - Telecommunications – 0.2%
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,155	1,085,700

Consumer Cyclical - Other – 0.1%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11		727	679,745

Consumer Non-Cyclical – 0.1%
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	456	410,267

Other Industrial – 0.2%
Noble Group Ltd. 6.625%, 3/17/15(a)	US$	1,768	1,283,841

Technology – 0.0%
MagnaChip Semiconductor SA 8.00%, 12/15/14(c)		200	20

			5,174,653

Financial Institutions – 0.6%
Banking – 0.5%
Alfa Bond Issuance PLC 8.625%, 12/09/15		900	540,000
ATF Bank 9.00%, 5/11/16(a)		2,564	1,282,000
Banco BMG SA 9.15%, 1/15/16(a)		1,300	1,066,000
Kazkommerts International BV 8.50%, 4/16/13(a)		1,150	661,250

			3,549,250

Other Finance – 0.1%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(a)		1,200	579,781

			4,129,031

Total Emerging Markets – Corporate Bonds (cost $14,848,282)			9,303,684

ASSET-BACKED SECURITIES – 0.5%
Home Equity Loans - Floating Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2006-S10, Class A1 0.548%, 10/25/36(b)		1,163	951,660

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-S5, Class A1 0.548%, 6/25/35(b)	US$	123	$101,678
Series 2007-S2, Class A1 0.578%, 5/25/37(b)		2,553	1,566,856
GMAC Mortgage Corp. Loan Trust Series 2006-HE5, Class 2A1 0.508%, 2/25/37(b)		1,177	1,050,475

Total Asset-Backed Securities (cost $4,413,218)			3,670,669

INFLATION-LINKED SECURITIES – 0.4%
Brazil – 0.2%
Unibanco Grand Cayman 8.70%, 2/11/10(a)	BRL	3,833	1,592,863

Uruguay – 0.2%
Republic of Uruguay 3.70%, 6/26/37	UYU	47,063	1,021,462

Total Inflation-Linked Securities (cost $3,796,979)			2,614,325

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 18.50%, 2/11/10 (cost $2,551,299)	EGP	14,000	2,494,927

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(a) (cost $521,746)	COP	1,142,000	443,912

		Shares
WARRANTS – 0.0%
Central Bank of Nigeria, expiring 11/15/20(k)		2,500	262,500
Republic of Venezuela, expiring 4/15/20(k)		48,195	0

Total Warrants (cost $0)			262,500

EQUITIES – 0.0%
Common Stock – 0.0%
American Media, Inc.(a)(k) (cost $230,000)		10,382	7,787

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Treasury Bills – 0.6%
United States Treasury Bill Zero Coupon, 5/07/09	US$	4,000	$3,999,984

		Shares
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(l)		3,946,634	3,946,634

Total Short-Term Investments (cost $7,946,511)			7,946,618

Total Investments – 98.7% (cost $857,892,711)			669,678,477
Other assets less liabilities – 1.3%			8,680,031

Net Assets – 100.0%			$678,358,508

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.:
Republic of Iceland 10.50%, 12/10/11, 12/20/11*	(10.50)%	10.622%	$2,750	$(29,969)	$0	$(29,969)

Sale Contracts:
Citibank, N.A.:
Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	1.304	7,110	207,444	0	207,444
Goldman Sachs Bank USA:
Gazprom 8.625%, 4/28/34, 11/20/11*	9.25	6.332	8,400	931,763	0	931,763
Russian Federation 7.50%, 3/31/30, 12/20/09*	5.00	3.02	5,200	181,361	197,309	378,670
VTB Capital 4.25%, 2/15/16, 11/20/11*	11.50	8.392	4,400	543,893	0	543,893

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.:
OAO Gazprom 10.50%, 10/21/09-4/28/34, 10/20/10*	1.04%	6.379%	$4,560	$(332,777)	$0	$(332,777)
Petroleos De Venezuela 6.62%, 4/12/37, 5/20/09*	6.62	22.220	9,370	194,718	0	194,718
Morgan Stanley Capital Services Inc.:
Republic of Kazakhstan Zero Coupon, 1/20/10, 1/20/10*	0.00	4.008	7,800	(237,915)	441,651	203,736
Republic of Venezuela 9.25%, 9/15/27, 11/20/09*	5.00	12.805	10,900	(187,891)	844,320	656,429
RSHB 7.175%, 5/16/13, 11/20/13*	9.75	4.673	5,400	1,281,989	0	1,281,989

*	Termination date.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Colombian Peso settling 5/11/09	4,421,212	$1,795,781	$1,927,277	$131,496
New Turkish Lira settling 6/03/09	6,206	3,840,969	3,844,069	3,100
Russian Rouble settling 5/18/09	70,332	2,091,334	2,112,672	21,338
Russian Rouble settling 5/18/09	113,025	3,300,000	3,395,130	95,130
South Korean Won settling 5/07/09	2,012,209	1,521,174	1,568,762	47,588
South Korean Won settling 6/25/09	2,120,597	1,528,011	1,656,441	128,430

Sale Contracts:
Colombian Peso settling 5/11/09	3,318,493	1,319,743	1,446,585	(126,842)
Colombian Peso settling 5/11/09	1,102,718	439,916	480,693	(40,777)
Euro settling 5/07/09	1,686	2,147,606	2,230,987	(83,381)
Japanese Yen settling 5/07/09	151,750	1,521,174	1,538,898	(17,724)
Japanese Yen settling 6/25/09	148,397	1,528,011	1,506,013	21,998
New Turkish Lira settling 6/03/09	19,993	11,740,553	12,383,875	(643,322)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Barclays Capital	0.25%	12/31/09	$1,165,244
Chase Manhattan Bank	0.25%	12/31/09	2,685,605

			$3,850,849

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate market value of these securities amounted to $187,716,288 or 27.7% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2009.

(c)	Security is in default and is non-income producing.
(d)	Pay-In-Kind Payments (PIK).

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2009.

(g)	Variable rate coupon, rate shown as of April 30, 2009.

(h)	Illiquid security.

(i)	Illiquid security, valued at fair value.

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $3,905,777.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

*	Security is in default.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2009, the fund’s total exposure to subprime investments was 0.25% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL – Brazilian Real

COP – Colombian Peso

EGP – Egypt Pound

EUR – Euro Dollar

HUF – Hungarian Forint

NZD – New Zealand Dollar

PEN – Peruvian New Sol

RUB – Russian Rouble

TRY – New Turkish Lira

UYU – Uruguayan Peso

Glossary:

CMBS – Commercial Mortgage-Backed Securities

FRN – Floating Rate Note

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $853,946,077)	$665,731,843
Affiliated issuers (cost $3,946,634)	3,946,634
Cash	23,303
Foreign currencies, at value (cost $83)	90
Unrealized appreciation on credit default swap contracts	4,398,642
Unrealized appreciation of forward currency exchange contracts	449,080
Interest receivable	17,903,681
Receivable for capital stock sold	3,766,172
Receivable for investment securities sold	1,344,488

Total assets	697,563,933

Liabilities
Unrealized depreciation on credit default swap contracts	362,746
Unrealized depreciation of forward currency exchange contracts	912,046
Reverse repurchase agreements	3,850,849
Payable for investment securities purchased	6,396,695
Payable for capital stock redeemed	3,702,326
Dividends payable	1,838,614
Upfront premium received on credit default swap contracts	1,483,280
Distribution fee payable	249,584
Advisory fee payable	190,484
Transfer Agent fee payable	53,526
Administrative fee payable	37,186
Accrued expenses	128,089

Total liabilities	19,205,425

Net Assets	$678,358,508

Composition of Net Assets
Capital stock, at par	$106,055
Additional paid-in capital	1,166,308,208
Distribution in excess of net investment income	(931,842)
Accumulated net realized loss on investment and foreign currency transactions	(302,541,953)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(184,581,960)

$678,358,508

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$483,998,434	75,865,757	$6.38	*

B	$48,392,024	7,523,024	$6.43

C	$122,900,994	19,053,293	$6.45

Advisor	$19,400,449	3,038,262	$6.39

R	$2,520,844	395,241	$6.38

K	$921,658	144,464	$6.38

I	$224,105	35,102	$6.38

*	The maximum offering price per share for Class A shares was $6.66 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,283)	$34,451,168
Dividends
Unaffiliated issuers	1,259,472
Affiliated issuers	25,231	$35,735,871

Expenses
Advisory fee (see Note B)	1,510,957
Distribution fee—Class A	648,234
Distribution fee—Class B	246,222
Distribution fee—Class C	545,773
Distribution fee—Class R	4,443
Distribution fee—Class K	960
Transfer agency—Class A	428,411
Transfer agency—Class B	63,079
Transfer agency—Class C	117,016
Transfer agency—Advisor Class	10,850
Transfer agency—Class R	1,728
Transfer agency—Class K	670
Transfer agency—Class I	99
Custodian	145,428
Printing	77,739
Registration fees	62,456
Administrative	54,315
Audit	45,422
Directors’ fees	26,657
Legal	23,001
Miscellaneous	18,453

Total expenses before interest expense	4,031,913
Interest expense	5,638

Total expenses	4,037,551
Less: expenses waived by the adviser (see Note B)	(622,037)

Net expenses		3,415,514

Net investment income		32,320,357

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(45,915,910)
Swap contracts		1,542,293
Foreign currency transactions		(6,422,894)
Net change in unrealized appreciation/ (depreciation) of:
Investments		104,332,268
Swap contracts		5,286,575
Foreign currency denominated assets and liabilities		674,741

Net gain on investment and foreign currency transactions		59,497,073

Net Increase in Net Assets from Operations		$91,817,430

See notes to financial statements.

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,320,357		$59,758,504
Net realized loss on investment and foreign currency transactions	(50,796,511)		(11,174,779)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	110,293,584		(298,249,359)
Contributions from adviser	– 0	–	902

Net increase (decrease) in net assets from operations	91,817,430		(249,664,732)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(26,732,174)		(45,758,861)
Class B	(2,849,886)		(5,640,505)
Class C	(6,284,279)		(10,819,849)
Advisor Class	(689,598)		(589,547)
Class R	(107,861)		(115,063)
Class K	(47,765)		(44,854)
Class I	(12,183)		(14,863)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(6,453,496)
Class B	– 0	–	(874,556)
Class C	– 0	–	(2,191,069)
Capital Stock Transactions
Net increase (decrease)	(2,940,248)		545,111,930

Total increase	52,153,436		222,944,535
Net Assets
Beginning of period	626,205,072		403,260,537

End of period (including undistributed/ (distributions in excess of) net investment income of $(931,842) and $3,471,547, respectively)	$678,358,508		$626,205,072

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$3,946,634	$	– 0	–
Level 2	414,011,814		3,572,930
Level 3	251,720,029		– 0	–

Total	$669,678,477		$3,572,930

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 10/31/2008	$138,099,775		$	– 0	–
Accrued discounts/premiums	195,117			– 0	–
Realized gain (loss)	(22,099,817)			– 0	–
Change in unrealized appreciation/depreciation	54,196,130			– 0	–
Net purchases (sales)	49,603,979			– 0	–
Net transfers in and/or out of Level 3	31,724,845			– 0	–

Balance as of 4/30/2009	$251,720,029		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/09	$20,063,180	*	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Notes to Financial Statements

Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets.

Effective January 25, 2008, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the average

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

daily net assets of Class A, Class B, Class C, Advisor Class, Class R. Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the period April 30, 2009, such reimbursement amounted to $622,037.

During the year ended October 31, 2008, the Adviser reimbursed the Fund $902 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund paid $54,315 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $308,140 for the six months ended April 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2009 (000)
$6,973	$125,323	$128,349	$25	$3,947

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $15,238 from the sale of Class A shares and received $2,285, $21,433, and $7,514 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Notes to Financial Statements

of up to .30% of the average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $33,758,884, $11,174,958 $36,176 and $8,349 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$119,093,754		$125,510,638
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and swap contracts) are as follows:

Cost	$857,892,711

Gross unrealized appreciation	$12,973,192
Gross unrealized depreciation	(201,187,426)

Net unrealized depreciation	$(188,214,234)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sale commitments denominated in foreign currencies and non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Notes to Financial Statements

option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2009 the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies or for investment purposes. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to any realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

Credit Default Swaps:

For the period ended April 30, 2009, the Fund adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Fund has amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The Fund may enter into credit default swaps. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entities credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $63,140,000, with net unrealized appreciation of $4,065,865, and terms ranging from 1 month to 5 years, as reflected in the portfolio of investments.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2009, the Fund did not have Buy Contracts outstanding for the same referenced obligation with same counterparty for its Sale Contracts outstanding.

4. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2009 the average amount of reverse repurchase agreements outstanding was $3,636,954 and the daily weighted average interest rate was 0.31%.

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008

Class A
Shares sold	7,354,366		11,780,467	$42,792,898		$96,299,338

Shares issued in reinvestment of dividends and distributions	2,914,724		4,279,159	16,694,928		34,483,748

Shares converted from Class B	1,483,167		3,280,213	8,748,312		26,679,696

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	60,482,629	– 0	–	515,229,751

Shares redeemed	(12,885,260)		(34,064,045)	(74,060,740)		(273,928,589)

Net increase (decrease)	(1,133,003)		45,758,423	$(5,824,602)		$398,763,944

Class B
Shares sold	599,167		859,088	$3,485,931		$7,038,599

Shares issued in reinvestment of dividends and distributions	296,365		495,659	1,709,037		4,045,564

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	10,243,982	– 0	–	88,036,037

Shares converted to Class A	(1,470,675)		(3,251,905)	(8,748,312)		(26,679,696)

Shares redeemed	(1,175,956)		(2,927,704)	(6,792,019)		(23,418,204)

Net increase (decrease)	(1,751,099)		5,419,120	$(10,345,363)		$49,022,300

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008

Class C
Shares sold	2,360,821		2,371,662	$13,932,250		$19,204,494

Shares issued in reinvestment of dividends and distributions	668,511		1,024,869	3,871,691		8,399,773

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	12,711,364	– 0	–	109,457,204

Shares redeemed	(2,995,195)		(6,581,399)	(17,422,455)		(52,284,854)

Net increase	34,137		9,526,496	$381,486		$84,776,617

			January 28, 2008(a) to October 31, 2008			January 28, 2008(a) to October 31, 2008

Advisor Class
Shares sold	2,331,385		559,030	$13,768,694		$4,665,096

Shares issued in reinvestment of dividends	108,651		68,684	630,713		543,259

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	1,098,165	– 0	–	9,357,137

Shares redeemed	(442,104)		(685,549)	(2,536,817)		(5,435,863)

Net increase	1,997,932		1,040,330	$11,862,590		$9,129,629

Class R
Shares sold	182,731		112,719	$1,053,736		$912,581

Shares issued in reinvestment of dividends	18,336		14,166	105,441		111,264

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	250,536	– 0	–	2,134,664

Shares redeemed	(52,456)		(130,791)	(308,119)		(1,052,319)

Net increase	148,611		246,630	$851,058		$2,106,190

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(a) to October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(a) to October 31, 2008

Class K
Shares sold	11,596		66,285	$69,245		$543,316

Shares issued in reinvestment of dividends	8,301		5,519	47,591		42,481

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	66,772	– 0	–	568,843

Shares redeemed	(4,084)		(9,925)	(23,672)		(79,882)

Net increase	15,813		128,651	$93,164		$1,074,758

Class I
Shares sold	6,064		1,102	$36,177		$8,674

Shares issued in reinvestment of dividends	2,094		1,782	12,030		14,084

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	33,456	– 0	–	285,128

Shares redeemed	(1,158)		(8,238)	(6,788)		(69,394)

Net increase	7,000		28,102	$41,419		$238,492

(a)	Commencement of distribution.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U. S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Foreign Securities Risk—Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2009.

NOTE H

Acquisition of AllianceBernstein High Yield, Inc. and AllianceBernstein Bond Fund, Inc.—AllianceBernstein Corporate Bond Portfolio by AllianceBernstein High Income (the “Fund”)

On January 25, 2008, the Fund acquired all of the assets and assumed all of the liabilities of AllianceBernstein High Yield, Inc. (“High Yield”) and AllianceBernstein Bond Fund, Inc—Corporate Bond Portfolio (“Corporate Bond”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the shareholders of High Yield and Corporate Bond. As a result of the acquisition, shareholders of High Yield and Corporate Bond received shares of the Fund equivalent to the aggregate net asset value of the shares they held in their respective Funds. On January 25, 2008, the acquisition was accomplished by a tax-free exchange of 84,886,904 shares of the Fund for 17,310,493 shares of High Yield, Inc. and 67,576,410 shares of Corporate Bond. The aggregate net assets of the Fund, High Yield, Inc. and Corporate Bond immediately before the acquisition were $361,090,616, $148,024,567 and $577,044,197 (including $20,170,950 for High Yield and $7,144,610 for Corporate Bond of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,086,159,380.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	Year Ended October 31, 2008	Year Ended October 31, 2007
Distributions paid from:
Ordinary income	$65,448,408	$27,212,303
Net long-term capital gains	7,054,255	11,953,275

Total taxable distributions	72,502,663	39,165,578

Total distributions paid	$72,502,663	$39,165,578

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Notes to Financial Statements

As of October 31, 2008 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,480,671
Accumulated capital and other losses	(251,604,485	)(a)
Unrealized appreciation/(depreciation)	(293,074,806	)(b)

Total accumulated earnings/(deficit)	$(541,198,620	)(c)

(a)

On October 31 ,2008, the Fund had a net capital loss carryforward for federal income tax purposes of $251,604,485 (of which approximately $136,186,180 and $97,831,667, respectively, were attributable to the purchase of net assets of AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc.) of which $215,000,738 expires in the year 2009, $4,663,406 expires in the year 2010, $2,851,010 expires in the year 2012, $9,578,438 expires in the 2013, $1,924,195 expires in the year 2015 and $17,586,638 expires in the year 2016. During the fiscal year, the Fund had capital loss carryforwards expire of $190,687,365. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc, into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, premium adjustment, capital loss carryforward expiration, distribution reclassification, and merger related adjustments resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and foreign currency transactions, and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Notes to Financial Statements

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 5.85	$ 9.02	$ 8.97	$ 8.70	$ 8.38	$ 8.00

Income From Investment Operations
Net investment income(b)	.31	.61	(c)	.56	.55	.53	.49	(c)
Net realized and unrealized gain (loss) on investment transactions	.57	(2.87)	.41	.43	.34	.50
Contributions from adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.88	(2.26)	.97	.98	.87	.99

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.68)	(.57)	(.57)	(.55)	(.61)
Distribution from net realized gain on investment transactions	– 0	–	(.23)	(.35)	(.14)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.91)	(.92)	(.71)	(.55)	(.61)

Net asset value, end of period	$ 6.38	$ 5.85	$ 9.02	$ 8.97	$ 8.70	$ 8.38

Total Return
Total investment return based on net asset value(e)	15.94	%*	(27.49	)%*	11.54%	11.87%	10.70%	12.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$483,998	$450,517	$281,677	$235,763	$213,652	$156,469
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(f)	1.03	%**	1.41	%**	1.48%	1.20%	1.23%
Expenses, before waivers/ reimbursements	1.15	%(f)	1.13	%**	1.41	%**	1.48%	1.20%	1.40%
Expenses, before waivers/ reimbursements, excluding interest expense	1.15	%(f)	1.07	%**	1.14	%**	1.14%	1.19%	1.21%
Net investment income	10.90	%(f)	7.65	%(c)**	6.24	%**	6.32%	6.14%	6.04	%(c)
Portfolio turnover rate	20%	74%	67%	75%	100%	173%

See footnote summary on page 68.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 5.90	$ 9.09	$ 9.05	$ 8.77	$ 8.45	$ 8.07

Income From Investment Operations
Net investment income(b)	.29	.55	(c)	.49	.49	.47	.62	(c)
Net realized and unrealized gain (loss) on investment transactions	.57	(2.89)	.41	.44	.34	.32
Contributions from adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.86	(2.34)	.90	.93	.81	.94

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.62)	(.51)	(.51)	(.49)	(.56)
Distribution from net realized gain on investment transactions	– 0	–	(.23)	(.35)	(.14)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.85)	(.86)	(.65)	(.49)	(.56)

Net asset value, end of period	$ 6.43	$ 5.90	$ 9.09	$ 9.05	$ 8.77	$ 8.45

Total Return
Total investment return based on net asset value(e)	15.40	%*	(28.03	)%*	10.51%	11.11%	9.81%	12.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,392	$54,724	$35,058	$45,133	$53,629	$61,715
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(f)	1.74	%**	2.14	%**	2.18%	1.89%	1.94%
Expenses, before waivers/reimbursements	1.90	%(f)	1.86	%**	2.14	%**	2.18%	1.90%	2.11%
Expenses, before waivers/reimbursements, excluding interest expense	1.90	%(f)	1.80	%**	1.87	%**	1.85%	1.89%	1.92%
Net investment income	10.12	%(f)	6.83	%(c)**	5.45	%**	5.55%	5.39%	7.57	%(c)
Portfolio turnover rate	20%	74%	67%	75%	100%	173%

See footnote summary on page 68.

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 5.92	$ 9.11	$ 9.07	$ 8.79	$ 8.47	$ 8.09

Income From Investment Operations
Net investment income(b)	.29	.55	(c)	.49	.49	.47	.45	(c)
Net realized and unrealized gain (loss) on investment transactions	.57	(2.89)	.41	.44	.34	.49
Contributions from adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.86	(2.34)	.90	.93	.81	.94

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.62)	(.51)	(.51)	(.49)	(.56)
Distribution from net realized gain on investment transactions	– 0	–	(.23)	(.35)	(.14)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.85)	(.86)	(.65)	(.49)	(.56)

Net asset value, end of period	$ 6.45	$ 5.92	$ 9.11	$ 9.07	$ 8.79	$ 8.47

Total Return
Total investment return based on net asset value(e)	15.35	%*	(27.95	)%*	10.50%	11.10%	9.81%	12.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122,901	$112,508	$86,525	$88,046	$91,662	$82,876
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(f)	1.75	%**	2.11	%**	2.17%	1.89%	1.92%
Expenses, before waivers/reimbursements	1.86	%(f)	1.84	%**	2.11	%**	2.17%	1.89%	2.09%
Expenses, before waivers/reimbursements, excluding interest expense	1.86	%(f)	1.77	%**	1.85	%**	1.84%	1.88%	1.90%
Net investment income	10.07	%(f)	6.82	%(c)**	5.47	%**	5.54%	5.38%	5.51	%(c)
Portfolio turnover rate	20%	74%	67%	75%	100%	173%

See footnote summary on page 68.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(g) to October 31, 2008

Net asset value, beginning of period	$ 5.86		$ 8.52

Income From Investment Operations
Net investment income(c)	.30		.52
Net realized and unrealized gain (loss) on investment transactions	.60		(2.69)
Contributions from adviser	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.90		(2.17)

Less: Dividends
Dividends from net investment income	(.37)		(.49)

Net asset value, end of period	$ 6.39		$ 5.86

Total Return
Total investment return based on net asset value(e)	16.12	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,400		$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(f)	.69	%(f)**
Expenses, before waivers/reimbursements	.84	%(f)	.80	%(f)**
Expenses, before waivers/reimbursements, excluding interest expense	.84	%(f)	.76	%(f)**
Net investment income	11.27	%(f)	8.16	%(c)(f)**
Portfolio turnover rate	20%		74%

See footnote summary on page 68.

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(g) to October 31, 2008

Net asset value, beginning of period	$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(c)	.30		.46
Net realized and unrealized gain (loss) on investment transactions	.58		(2.66)
Contributions from adviser	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.88		(2.20)

Less: Dividends
Dividends from net investment income	(.35)		(.47)

Net asset value, end of period	$ 6.38		$ 5.85

Total Return
Total investment return based on net asset value(e)	15.84	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,521		$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(f)	1.18	%(f)**
Expenses, before waivers/reimbursements	1.35	%(f)	1.43	%(f)**
Expenses, before waivers/reimbursements, excluding interest expense	1.35	%(f)	1.40	%(f)**
Net investment income	10.67	%(f)	7.62	%(c)(f)**
Portfolio turnover rate	20%		74%

See footnote summary on page 68.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(g) to October 31, 2008

Net asset value, beginning of period	$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(c)	.31		.47
Net realized and unrealized gain (loss) on investment transactions	.58		(2.66)
Contributions from adviser	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.89		(2.19)

Less: Dividends
Dividends from net investment income	(.36)		(.48)

Net asset value, end of period	$ 6.38		$ 5.85

Total Return
Total investment return based on net asset value(e)	15.99	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$922		$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(f)	.93	%(f)**
Expenses, before waivers/reimbursements	1.08	%(f)	1.12	%(f)**
Expenses, before waivers/reimbursements, excluding interest expense	1.08	%(f)	1.09	%(f)**
Net investment income	10.92	%(f)	8.01	%(c)(f)**
Portfolio turnover rate	20%		74%

See footnote summary on page 68.

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2009 (unaudited)		January 28, 2008(g) to October 31, 2008

Net asset value, beginning of period	$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(c)	.32		.49
Net realized and unrealized gain (loss) on investment transactions	.57		(2.67)
Contributions from adviser	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.89		(2.18)

Less: Dividends
Dividends from net investment income	(.36)		(.49)

Net asset value, end of period	$ 6.38		$ 5.85

Total Return
Total investment return based on net asset value(e)	16.12	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$224		$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(f)	.69	%(f)**
Expenses, before waivers/reimbursements	.76	%(f)	.79	%(f)**
Expenses, before waivers/reimbursements, excluding interest expense	.76	%(f)	.75	%(f)**
Net investment income	11.19	%(f)	8.09	%(c)(f)**
Portfolio turnover rate	20%		74%

See footnote summary on page 68.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Financial Highlights

a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain (loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for six months ended April 30, 2009 and the year ended October 31, 2008 by .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statement.

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon Distenfeld(2), Vice President

Douglas J. Peebles (2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (33% J.P. Morgan Emerging Markets Bond Index Global, 33% J.P. Morgan Government Bond Index—Emerging Market and 33% Barclays Capital High Yield 2% Constrained Index) (the “Composite Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the Composite Index) for the 1-, 3- and 5-year periods. The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 2nd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Fund underperformed the Composite Index in the 1- and 3-year periods but outperformed the Index in the 5-year period. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and the January 2008 acquisitions of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc.—Corporate Bond Portfolio (“Corporate Bond Portfolio”) and AllianceBernstein High Yield Fund, Inc. (“High Yield Fund”). The directors determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

reviewed relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new expense cap for the Fund following its acquisition of each of Corporate Bond Portfolio and High Yield Fund, effective January 2008, had been in effect throughout the Fund’s full fiscal year. All references to expense ratios herein are to the pro forma expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 50 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s pro forma total expense ratio, reflecting a cap by the Adviser (effective January 2008 until at least October 31, 2009 and subject to expiration thereafter upon notice from the Adviser within 60 days of the end of the Fund’s fiscal year), was lower than

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

the Expense Group and Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein High Income Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that on January 28, 2008, the Fund acquired the assets of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Prior to January 28, 2008, the Fund was named AllianceBernstein Emerging Market Debt Fund, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 ($MIL)	Advisory Fee Based on % of Average Daily Adjusted Total Assets[5]	Fund
High Income	$811.0	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,250 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
High Income Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	0.65 0.95 1.65 1.65 1.15 0.90 0.65	% % % % % % %	0.77 1.13 1.84 1.84 1.44 1.13 0.80	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Annualized.

7	Includes interest expense of 0.07%, 0.11%, 0.10%, 0.12%, 0.06% 0.06% and 0.06% for Classes Advisor, A, B, C, R, K and I, respectively. Excluding interest expense, the expense ratios would be 0.70%, 1.02%, 1.74%, 1.72%, 1.38%, 1.07% and 0.74% for Classes Advisor, A, B, C, R, K and I, respectively. The inception date for Classes Advisor, R, K and I is January 25, 2008.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$811.0	Global High Yield Schedule 65 bp on 1st $50 million 35 bp on the balance Minimum account size: $50m	0.368%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st €5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st €5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Funds is as follows:

Fund	ITM Mutual Fund	Fee[10]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was ¥106.04 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $282.9 million; ¥20 billion would be equivalent to approximately $188.6 million; and ¥450 billion would be equivalent to approximately $4.243 billion.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.725	1/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	1.143	1.198	1/8	1.205	1/12
Pro-forma[16]	0.950	1.198	1/8	1.205	1/12

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	Pro-forma shows what would have been the total expense ratio of the Fund had the anticipated expense limitation undertaking been in effect for the full fiscal year.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.17 During the Fund’s most recently completed fiscal year,

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ABI received from the Fund $26,725, $2,069,106 and $49,156 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $208,869 in fees from the Fund.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $16,726 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund 22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2008.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.71	4.05	4.74	5/8	11/17
3 year	7.41	7.31	7.31	3/7	5/11
5 year	10.41	10.53	10.41	4/6	5/9
10 year	11.44	10.79	10.74	2/5	3/8

22	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)25 versus its benchmarks. Note that the Fund may utilize leverage in contrast to the Fund’s benchmark, which has no leverage.

	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
High Income Fund, Inc.	3.71	7.41	10.41	11.44	11.29
33% JP Morgan EMBI Index/33% JP Morgan GBI EM/33% Lehman High Yield 2% Constrained Index	8.94	8.45	10.39	N/A	N/A
JP Morgan EMBI Global Index[26]	7.23	7.57	10.11	10.14	10.92
JP Morgan GBI EM	19.61	14.29	14.07	N/A	N/A
Lehman Brothers High Yield 2% Constrained Index[26]	0.52	3.50	6.79	4.82	6.41
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0409

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:  June 29, 2009